UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2021

CATALENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36587	20-8737688
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14 Schoolhouse Road Somerset, New Jersey	08873
(Address of principal executive office)	(Zip code)

(732) 537-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CTLT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Notes Offering

On February 10, 2021, Catalent, Inc. issued a press release announcing that its wholly owned subsidiary, Catalent Pharma Solutions, Inc. (the “Operating Company”), has priced a private offering of $550 million aggregate principal amount of 3.125% senior unsecured notes due 2029 (the “Notes”) at par, which represents an increase of $75 million from the offering size previously announced.

The sale of the Notes is expected to be consummated on February 22, 2021, subject to customary closing conditions.

The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Credit Agreement Amendment

Additionally, the Operating Company currently intends to amend its credit agreement (the “Credit Agreement Amendment”) to, among other things, (i) provide incremental revolving credit commitments of up to $175 million (the “Incremental Revolving Commitments”), (ii) refinance its existing term loans with the proceeds of a new term loan facility (the “Dollar Term B-3 Facility” and the loans thereunder, the “Dollar Term B-3 Loans”), and (iii) incur additional incremental term loans under the Dollar Term B-3 Facility in the form of Dollar Term B-3 Loans in an aggregate amount of up to $67 million.

The Operating Company expects that (i) the Incremental Revolving Commitments will be on substantially the same terms as the existing revolving commitments and will be of the same class as the existing revolving commitments, (ii) the rates on the Dollar Term B-3 Facility will be less than the rates under its existing term loan facility, and (iii) the Dollar Term B-3 Facility will mature on the date that is the seventh anniversary following the effective date of the Credit Agreement Amendment. The net proceeds from the Dollar Term B-3 Loans will be used to prepay the Operating Company’s existing term loans and to provide cash on its balance sheet for general corporate purposes, including capital expenditures.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Catalent, Inc., dated February 10, 2021, announcing the pricing of the Private Offering.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catalent, Inc.
(Registrant)

By:	/s/ Steven L. Fasman
Steven L. Fasman
Senior Vice President, General Counsel and Secretary

Date: February 10, 2021